                                                                   EXHIBIT 10.22



                     FORM OF REGISTRATION RIGHTS AGREEMENT


               REGISTRATION RIGHTS AGREEMENT ("Agreement"), dated as of June 1, 2001, between LIBERTY LIVEWIRE CORPORATION, a Delaware corporation ("Company"), and Salah M. Hassanein ("Seller").

                                    Recitals

               Seller owns the shares of Class A Common Stock of Company set forth on Schedule A1 attached hereto ("Issued Shares") and the stock options set forth on Schedule A2 attached hereto ("Options"). The Issued Shares are "restricted securities" (as defined in Rule 144 under the Securities Act of 1933, as amended) and, under certain circumstances, any shares of Class A Common Stock issued by Company to Seller pursuant to the Options may constitute restricted securities (as so defined) in the hands of Seller. Company is willing to provide Seller with the registration rights set forth herein.

               NOW THEREFORE, in consideration of the premises and of the mutual agreements and covenants hereinafter set forth, and intending to be bound hereby, the parties to this Agreement hereby agree as follows:

        1.     Certain Definitions.

               Business Day: Any day other than a Saturday, Sunday or holiday on which banking institutions in Los Angeles, California or New York, New York are closed.

               Class A Common Stock: Class A Common Stock, par value $.01 per share, of Company.

               Commission: The Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act or the Exchange Act.

               Company Indemnified Parties: As defined in Section 5(b).

               Exchange Act: The Securities and Exchange Act of 1934, as amended, or any successor Federal statute, and the rules and regulations of the Commission promulgated thereunder, as they each may, from time to time, be in effect.

               Indemnified Party: As defined in Section 5(c).

               Indemnifying Party: As defined in Section 5(c).

               Losses: As defined in Section 5(a).

               Prospectus: The prospectus included in the Registration Statement as of the date it becomes effective under the Securities Act and, in the case of references to the Prospectus as of a date subsequent to the effective date of the Registration Statement, as amended or supplemented as of such date, including all documents incorporated by reference therein, as amended, and each prospectus supplement relating to the offering and sale of any of the Registrable Shares.

               Registrable Shares: Issued Shares and any other shares of Class A Common Stock acquired by Seller upon the exercise of the Options (and which are not otherwise the subject of an effective Registration Statement under the Securities Act) and any other shares of capital stock of Company issued in respect or in replacement of such shares as a result of any stock splits, stock dividends, reclassifications, recapitalizations, mergers, consolidations or similar events. References in this Agreement to amounts or percentages of Registrable Shares as of or on any particular date shall be deemed to refer to amounts or percentages after giving effect to any applicable events contemplated by the preceding sentence. Any Registrable Share will cease to be a Registrable Share when (i) a registration statement covering such Registrable Share has been declared effective by the Commission and such Registrable Share has been disposed of pursuant to such effective registration statement, (ii) such Registrable Share is no longer held by Seller or (iii) such Registrable Share may be publicly resold without registration under the Securities Act pursuant to Rule 144(k) promulgated thereunder.

               Registration Statement: A registration statement of Company under the Securities Act on any form (to be selected by Company, and including without limitation Form S-8) for which Company then qualifies and which permits the secondary resale thereunder by Seller of the number of Registrable Shares required pursuant to this Agreement to be included therein. The terms "Registration Statement" and "Shelf Registration Statement" shall also include all exhibits and financial statements and schedules and documents incorporated by reference in such Registration Statement when it becomes effective under the Securities Act, and in the case of the references to a Registration Statement as of a date subsequent to its effective date, as amended or supplemented as of such date.

               Regulation S-K: As defined in Section 2(b).

               Securities Act: The Securities Act of 1933, as amended, or any successor Federal statute, and the rules and regulations of the Commission promulgated thereunder, as they each may, from time to time, be in effect.

               Shelf Registration Statement: As defined in Section 2(a).

        2.     Registration.

               (a) As soon as practicable after the annual meeting of stockholders of Company held in the calendar year 2001, and in any event within 15 days after the date of such meeting, Company shall file with the Commission, and use commercially reasonable efforts to cause to become effective, a Registration Statement covering the Registrable Shares for offering and sale on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (the "Shelf Registration Statement").

               (b) The section of the Shelf Registration Statement entitled "Plan of Distribution" shall be prepared in accordance with the requirements of
Item 508 of Regulation S-K promulgated by the Commission under the Securities Act ("Regulation S-K") and, notwithstanding anything to the contrary contained herein, shall provide that Seller may distribute the Registrable Shares pursuant to such Registration Statement solely in the manner set forth on Exhibit A hereto.

               (c) Company shall be entitled to postpone, for a reasonable period of time not in excess of 90 days after the date of its 2001 annual stockholders meeting, the filing of a Registration Statement, if (i) at any time prior to the filing of such Registration Statement Company determines, in its reasonable business judgment, that such registration and offering could materially interfere with or otherwise materially adversely affect any financing, acquisition, corporate reorganization, or other material transaction or development involving Company or any of its affiliates or require Company to disclose any material matter that otherwise would not be required to be disclosed at such time and (ii) Company gives Seller written notice of such postponement. Any such notice need not specify the reasons for such postponement if Company determines, in its reasonable business judgment, that doing so would materially interfere with or materially adversely affect such transaction or development or would result in the disclosure of material non-public information. In the event of such postponement, Company shall file such Registration Statement as soon as practicable after it shall determine, in its reasonable business judgment, that such registration and offering will not interfere with the matters described in the first sentence of this Section 2(c) but in any event within 90 days after the date of the Company's 2001 annual stockholders meeting.

               (d) Company shall also be entitled to postpone the filing of a Registration Statement if, for such Registration Statement to be filed or go effective, Company would be required to undergo a special interim audit, or prepare and file with the Commission sooner than would otherwise be required pro forma or other financial statements relating to any proposed, probable or recently completed transaction. In the event of such postponement, Company shall file such Registration Statement as soon as practicable after the relevant financial statements have actually been filed.

               (e) Notwithstanding anything to the contrary contained herein or in any other agreement or understanding between Seller and Company, including without limitation any agreement with respect to any Option, Company shall not be required to effect or maintain any registration if Company does not have securities registered under Section 12(b) or 12(g) of the Exchange Act.

        3.     Obligations with Respect to Registration.

               (a) In connection with Company's obligation under this Agreement to effect the registration of Registrable Shares pursuant to the Shelf Registration Statement, Company shall:

                      (i) subject to Section 3(b), use commercially reasonable
               efforts to cause the Shelf Registration Statement to remain effective, and prepare and file with the Commission any amendments and supplements to such Registration Statement and to the Prospectus used in connection therewith as may be necessary to keep the Prospectus current and in compliance in all material respects with the provisions of the Securities Act, until the sooner to occur of the expiration of a two-year period following the initial filing of the Shelf Registration Statement and the sale of all Registrable Shares covered by such Shelf Registration Statement; provided, however, that notwithstanding the expiration of such two-year period, the Company shall nevertheless use commercially reasonable efforts to cause to remain effective a registration statement under the Securities Act, on Form S-8 or a similar form, registering the issuance by the Company to Seller of shares of Class A Common Stock issuable upon the exercise of the Options, so long as any Options remain outstanding and have not been exercised or terminated;

                      (ii) notify Seller: (A) when the Shelf Registration
               Statement becomes effective, (B) when the filing of a post-effective amendment to the Shelf Registration Statement or supplement to the Prospectus is required, when such amendment or supplement is filed, and in the case of a post-effective amendment, when it becomes effective, (C) of any request by the Commission for any amendment of or supplement to the Shelf Registration Statement or any Prospectus relating thereto or for any additional information in relation to the Shelf Registration Statement or Prospectus or any matter described therein and (D) of the entry of any stop order suspending the effectiveness of such Registration Statement or of the initiation of any proceedings for that purpose;

                      (iii) furnish to Seller a conformed copy of the Shelf
               Registration Statement as declared effective by the Commission and of each post-effective amendment thereto, and such number of copies of the final Prospectus and of each supplement thereto as may reasonably be required to facilitate the distribution of the Registrable Shares included in such Registration Statement;

                      (iv) register or qualify the Registrable Shares covered by the Shelf Registration Statement under the securities or blue sky laws of such jurisdictions in the United States as Seller shall reasonably request, and do any and all other acts and things which may be necessary to enable Seller to consummate the disposition in such jurisdictions of such Registrable Shares in accordance with a method of distribution described in such Registration Statement; provided, however, that Company shall in no event be required to qualify to do business as a foreign corporation or as a dealer in any jurisdiction where it is not so qualified, to conform its capitalization or the composition of its assets at the time to the securities or blue sky laws of such jurisdiction, to execute or file any general consent to service of process under the laws of any jurisdiction, to take any action that would subject it to service of process in suits other than those arising out of the offer and sale of the Registrable Shares covered by such Registration

               Statement, or to subject itself to taxation in any jurisdiction where it has not theretofore done so;

                      (v) use its diligent efforts to obtain, from its
               independent certified public accountants, a "cold comfort" letter in customary form and covering such matters of the type customarily covered by cold comfort letters, and use its best efforts to obtain from its counsel an opinion or opinions in customary form; and

                      (vi) cause such Registrable Shares to be listed on the
               principal exchange or exchanges or qualified for trading on the principal over-the-counter market on which the Class A Common Stock is then listed or traded, if not already so listed or qualified.

               (b) Notwithstanding anything to the contrary contained herein, if at any time after the filing of the Shelf Registration Statement or after it is declared effective by the Commission, Company determines, in its reasonable business judgment, that such registration and offering could materially interfere with or otherwise materially adversely affect any financing, acquisition, corporate reorganization, or other material transaction or development involving Company or any of its affiliates or require Company to disclose material matters that otherwise would not be required to be disclosed at such time, then Company may require the suspension by Seller of the distribution of any of the Registrable Shares by giving notice to Seller. Any such notice need not specify the reasons for such suspension if Company determines, in its reasonable business judgment, that doing so would interfere with or adversely affect such transaction or development or would result in the disclosure of material non-public information. Company shall not be entitled to postpone the filing of a Registration Statement pursuant to Section 2(c) or require Seller to suspend the distribution of Registrable Shares under this
Section 3(b) for more than 90 days in any 12-month period. In the event that such notice is given, then until Company has determined, in its reasonable business judgment, that such registration and offering would no longer interfere with the matters described in the preceding sentence (subject to the time limitations contained therein) and has given notice thereof to Seller, Company's obligations under Section 2(a), if the Registration Statement has not become effective, or under Section 3(a)(i), if the Registration Statement has become effective, will be suspended. In the event of a suspension pursuant to this
Section 3(b) after a Registration Statement has been declared effective, the two-year period of effectiveness of such Registration Statement referred to in
Section 3(a)(i) will be extended by a number of days equal to the total number of days for which the distribution of Registrable Shares included in such Registration Statement has been suspended under this Section 3(b).

               (c) Company's obligations to Seller under this Agreement shall be conditioned upon Seller's compliance with the following:

                      (i) Seller shall cooperate with Company at Company's
               expense in connection with the preparation of the Registration Statement, and for so long as Company is obligated to keep the Registration Statement effective, Seller shall provide to Company, in writing, for use in the Registration Statement, all information regarding Seller and such other information as may be necessary to enable Company to prepare the Registration Statement and Prospectus covering the Registrable Shares and to maintain the currency and effectiveness thereof;

                      (ii) Seller shall enter into such agreements with Company
               and any underwriter, broker-dealer or similar securities industry professional containing representations, warranties, indemnities and agreements as are in each case customarily entered into and made by selling stockholders;

                      (iii) during such time as Seller may be engaged in a
               distribution of the Registrable Shares, Seller shall comply with all applicable laws and regulations, including but not limited to Regulation M promulgated under the Exchange Act, and pursuant thereto shall, among other things: (A) not engage in any stabilization activity in connection with the securities of Company in contravention of any such laws or regulations ; (B) distribute Registrable Shares solely in the manner described in the Shelf Registration Statement, or in transactions for which registration under the Securities Act is not required; (C) cause to be furnished to each underwriter, agent or broker-dealer to or through whom the Registrable Shares, or to the offeree if an offer is made directly by Seller, such copies of the Prospectus (as amended and supplemented to such date) and documents incorporated by reference therein as may be required by such underwriter, agent, broker-dealer or offeree; and (D) not bid for or purchase any securities of Company or attempt to induce any person to purchase any securities of Company other than as permitted under the Exchange Act and the rules and regulations of the Commission promulgated thereunder; and

                      (iv) on notice from Company of the happening of any of the events specified in clauses (B), (C) or (D) of Section 3(a)(ii), or that, as set forth in Section 3(b), it requires the suspension by Seller of the distribution of any Registrable Shares, Seller shall cease offering or distributing Registrable Shares until such time as Company notifies Seller that offering and distribution of the Registrable Shares may recommence.

        4.     Expenses of Registration.

               All expenses in connection with the filing of the Shelf Registration Statement, any qualification or compliance with federal or state laws required in connection therewith, and the distribution of the Registrable Shares shall, as between Seller and Company, be borne as follows:

               (a) Company shall pay and be responsible for the registration fee payable under the Securities Act, blue sky fees and expenses, if applicable (subject to the limitations set forth in Section 3(a)(iv)), printing fees and all fees and disbursements of Company's counsel and accountants. Solely at its discretion, Company may, in lieu of engaging the services of a financial printing company with respect to the Registration Statement or the Prospectus, arrange for the photocopying thereof, in which event Company will bear the applicable photocopying costs.

               (b) Seller shall pay all fees and disbursements of its own counsel and other advisers, all stock transfer fees (including the cost of all transfer tax stamps) or expenses, if any, and all other expenses (including underwriting or brokerage discounts, commissions and fees) related to the distribution of the Registrable Shares that have not expressly been assumed by Company as set forth above.

        5.     Indemnification.

               (a) Company agrees to indemnify and hold harmless Seller from and against any losses, claims, damages or liabilities (collectively "Losses"), joint or several, to which Seller may become subject, to the extent that such Losses (or actions in respect thereof) are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or any violation by Company of the Securities Act or state securities or blue sky laws that relates to any action or inaction required of Company in connection with the registration or qualification of securities under such laws; and, subject to Section 5(c), Company will reimburse Seller for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Losses; provided, however, that Company will not indemnify or hold harmless Seller from or against any such Losses (i) that arise out of or are based upon any violation by Seller (or any agent, broker-dealer or underwriter it engaged) of any federal or state securities laws, rules or regulations or any failure by Seller to give any purchaser of Registrable Shares at or prior to the written confirmation of such sale, a copy of the most recent Prospectus or (ii) if the untrue statement, omission or allegation thereof upon which such Losses or expenses are based (x) was made in reliance upon and in conformity with the information provided by or on behalf of Seller in writing specifically for use or inclusion in the Registration Statement or any Prospectus, or (y) was made in any Prospectus used after such time as Company advised Seller that the filing of a post-effective amendment or supplement thereto was required, except the Prospectus as so amended or supplemented, or (z) was made in any Prospectus used after such time as the obligation of Company hereunder to keep the Registration Statement effective and current has expired or been suspended.

               (b) Seller agrees to indemnify and hold harmless Company, its directors and officers and each person, if any, who controls Company within the meaning of either the Securities Act or the Exchange Act (the "Company Indemnified Parties"), from and against any Losses, joint or several, to which Company Indemnified Parties may become subject, to the extent that such Losses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, made in conformity with information provided by or on behalf of Seller in writing specifically for use or inclusion in the Registration Statement or any Prospectus, or (ii) the use of any Prospectus by or on behalf of Seller after Company has advised Seller that the filing of a post-effective amendment or supplement thereto is required, except the Prospectus as so amended or supplemented, or (iii) the use of any Prospectus after the obligation of Company hereunder to keep the Registration Statement effective and current has expired or been suspended, or (iv) any violation by Seller (or any agent, broker-dealer or underwriter engaged by Seller) of any federal or state securities law or rule or regulation thereunder or any failure by Seller or its agents to give any purchaser of Registrable Shares at or prior to the written confirmation of such sale, a copy of the most recent Prospectus; and, subject to Section 5(c), Seller shall reimburse such Company Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Losses. Seller's obligation to indemnify Company Indemnified Parties for Losses hereunder shall be limited to the aggregate net proceeds received by Seller from the sale of Registrable Shares pursuant to this Agreement.

               (c) Each party entitled to indemnification under this Section 5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and the Indemnifying Party may participate at its own expense in the defense, or if it so elects, to assume the defense of any such claim and any action or proceeding resulting therefrom, including the employment of counsel and the payment of all expenses. The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party from its obligations to indemnify such Indemnified Party, except to the extent the Indemnified Party's failure so to notify actually prejudices the Indemnifying Party's ability to defend against such claim, action or proceeding. In the event that the Indemnifying Party elects to assume the defense in any action or proceeding, the Indemnified Party shall have the right to employ separate counsel in any such action or proceeding and to participate in the defense thereof, but the fees and expenses of such separate counsel shall be such Indemnified Party's expense unless (i) the Indemnifying Party has agreed to pay such fees and expenses or (ii) the named parties to any such action or proceeding (including any impleaded parties) include an Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that there may be a conflict of interest between such Indemnified Party and the Indemnifying Party in the conduct of the defense of such action (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not assume the defense of such action or proceeding on such Indemnified Party's behalf, it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties, which firm shall be designated in writing by Seller or Company as the case may be). No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of the Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. The

Indemnifying Party shall not be liable for any settlement of any such action or proceeding effected without its written consent, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Indemnifying Party shall indemnify and hold harmless the Indemnified Party from and against any loss or liability by reason of such settlement or judgment

               (d) If the indemnification provided for under this Section 5 is unavailable to or insufficient to hold the Indemnified Party harmless under subparagraphs (a) or (b) above in respect of any Losses referred to therein for any reason other than as specified therein, then the Indemnifying Party shall contribute to the amount paid or required by law to be paid by such Indemnified Party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and such Indemnified Party on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by (or omitted to be supplied by) Company or Seller the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, the relative benefits received by each party from the sale of the Registrable Shares and any other equitable considerations appropriate under the circumstances. The amount paid or payable by an Indemnified Party as a result of the Losses referred to above in this Section 5(d) shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Seller's obligation to contribute pursuant to this Section 5(d) shall be limited to the aggregate net proceeds received by Seller from the sale of Registrable Shares pursuant to this Agreement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

        6. Exchange Act Compliance. From and after such date as a registration statement filed by Company pursuant to the Exchange Act shall have become effective, Company shall use commercially reasonable efforts to comply in all material respects with all of the reporting requirements of the Exchange Act and shall use commercially reasonable efforts to comply in all material respects with all other public information reporting requirements of the Securities and Exchange Commission that are conditions to the availability of Rule 144 from the sale of Class A Common Stock. Company shall cooperate with Seller in supplying such information as may be necessary for Seller to complete and file any information reporting forms presently or hereafter required by the Securities and Exchange Commission as a condition to the availability of Rule 144.

        7. Notices. All notices, requests, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or mailed, certified or registered mail with postage prepaid, or sent by telex, telegram or telecopier, as follows:

                      (a)    if to Company:

                             Liberty Livewire Corporation
                             520 Broadway, 5th Floor
                             Santa Monica, CA  90401
                             Attention:  General Counsel
                             Facsimile:  (310) 434-7005

                      (b)    if to Seller :

                             Salah M. Hassanein
                             2318 Front Street
                             Del Mar, CA  92014
                             Facsimile:  (858) 509-0708

or to such other person or address as any party shall specify by notice in writing to the other party. All notices and other communications given to a party in accordance with the provisions of this Agreement shall be deemed to have been given (i) three Business Days after the same are sent by certified or registered mail, postage prepaid, return receipt requested, (ii) when delivered by hand or transmitted by telecopy (answer back received) or (iii) one Business Day after the same are sent by a reliable overnight courier service, with acknowledgment of receipt requested. Notwithstanding the preceding sentence, notice of change of address shall be effective only upon actual receipt thereof.

        8. Amendment. Any provision of this Agreement may be amended or modified in whole or in part at any time by an agreement in writing among Company and Seller, executed in the same manner as this Agreement. No consent, waiver or similar act shall be effective unless in writing.

        9. Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto and supersedes all prior agreements and understandings, oral and written, among the parties hereto with respect to the subject matter hereof.

        10. Counterparts. This Agreement may be executed in two or more counterparts, and on separate counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument, and a signature page from one counterpart may be removed and attached to another identical counterpart, with the same effect as if the persons signing such separate signature pages had signed the same counterpart.

        11. Governing Law. This Agreement shall be governed by and interpreted in accordance with the internal laws of the State of New York, without giving effect to principles of conflicts of laws.

        12. Assignment. The Seller may not assign his rights under this Agreement without the prior written consent of Company, except for any transfer upon Seller's death to any of his heirs, devisees or personal representatives, in accordance with the laws of distribution and descent. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. In the event of any transfer by Seller pursuant to the first sentence of this Section 12, such transferee shall be deemed to be Seller for purposes of this agreement (including the definition of Registrable Shares), unless the context otherwise requires.

        13. Blackout Periods. Seller covenants and agrees that he shall not sell any Registrable Shares pursuant to a Registration Statement during (i) the 34-day period commencing on any April 16, July 16, or October 16, or (ii) the 60-day period commencing on any February 14 (collectively, the "Blackout Periods"). For the avoidance of doubt, the preceding sentence shall not be construed to prohibit Seller from selling shares during any Blackout Period through any transaction that does not require the delivery of a prospectus under the Securities Act. Seller acknowledges that the designation of such blackout periods does not supersede or otherwise diminish any obligation that Seller may have to comply with any "insider trading" guidelines established from time by the Company, to the extent such guidelines may be applicable to Seller, or the requirements of applicable state and Federal securities laws and regulations, including without limitation Rule 10b-5 under the Securities Exchange Act of 1934, as amended, which among other things prohibits the offer or sale of any security by any person in possession of material non-public information relating thereto.

               IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                        LIBERTY LIVEWIRE CORPORATION



                                        By      /s/ Marcus O. Evans
                                           -------------------------------------
                                              Name:
                                              Title:


                                                /s/ Salah M. Hassanein
                                        ----------------------------------------
                                                  Salah M. Hassanein

                                                                       EXHIBIT A


The Registrable Shares may be sold by Seller directly or through agents designated from time to time or to or through broker-dealers designated from time to time. To the extent required, any such agent or broker-dealer involved in the offer and sale of the Registrable Shares and any applicable commissions, discounts or other items constituting compensation to such agents or broker-dealers will be set forth in a Prospectus Supplement.

The distribution of the Registrable Shares may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at market prices prevailing at the time of sale, at prices related to such prevailing market prices or at prices determined on a negotiated or competitive bid basis. Registrable Shares may be sold through a broker-dealer acting as agent or broker for Seller, or to a broker-dealer acting as principal, including without limitation in any such transaction pursuant to a forward sale, put option purchased by Seller, call option written by Seller, or similar transaction, or a delivery of Shares to cover a short sale by Seller (in any such case subject to all applicable laws and regulations and to the requirements of any stock exchange or automated quotation system on which or through which any such transaction shall be consummated. In the case of any sale by Seller to a broker-dealer acting as principal, the broker-dealer may then resell such Registrable Shares to the public at varying prices to be determined by such broker-dealer at the time of resale.